Exhibit 10.1

INVESTOR RIGHTS AGREEMENT

     This Investor Rights Agreement (this “Agreement”) is made and entered into as of June [__], 2009 among Unify Corporation, a Delaware corporation (the “Company”), and each of the investors executing this Agreement and listed on Schedule 1 attached hereto (the “New Investors”), each of the investors executing this Agreement and listed on Schedule 2 attached hereto (the “Prior Investors”) and each of the investors executing this Agreement and listed on Schedule 3 attached hereto (the “Management Investors” and, collectively with the New Investors and the Prior Investors, the “Investors”).

     WHEREAS, the Company has entered into the Agreement and Plan of Merger, dated as of April 16, 2009 (the “Merger Agreement”), by and among the Company, a wholly-owned subsidiary of the Company (“Merger Sub”) and AXS-One Inc., a Delaware corporation (“AXS-One”), which provides for the merger (the “Merger”) of Merger Sub with and into the Company, subject to the terms and conditions set forth therein;

     WHEREAS, each of the Prior Investors and the Management Investors are entitled to receive a certain number of shares (the “Earn-Out Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), pursuant to Section 4.7 of the Merger Agreement;

     WHEREAS, this Agreement is being entered into pursuant to the Standby Convertible Note Purchase Agreement, dated as of the date hereof, by and among AXS-One and the New Investors (the “Purchase Agreement”); and

     WHEREAS, the Company wishes to induce the New Investors to purchase the Series 2009 5% Secured Convertible Promissory Notes (the “Notes”) in accordance with the terms and conditions of the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

     1. Definitions.

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     “Advice” shall have the meaning set forth in Section 3(m).

     “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

     “Board” shall have the meaning set forth in Section 3(n).

     “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of California generally are authorized or required by law or other government actions to close.

     “Commission” means the Securities and Exchange Commission.

     “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Notes purchased by the New Investors pursuant to the Purchase Agreement.

     “Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following the last date of the Filing Period (or, in the event of a “review” by the Commission, the 90th calendar day following the last date of the Filing Period) and with respect to any additional Registration Statements which may be required pursuant to Section 3(b), the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be no later than the fifth trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

     “Effectiveness Period” shall have the meaning set forth in Section 2.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Filing Period” means the period, if any, commencing with the closing of the Merger and ending June 30, 2010 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(b), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

     “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities, including without limitation the Investors and their assignees.

     “Indemnified Party” shall have the meaning set forth in Section 5(c).

     “Indemnifying Party” shall have the meaning set forth in Section 5(c).

     “Initial Registration Statement” means the initial Registration Statement which includes the Initial Shares filed pursuant to this Agreement.

     “Initial Shares” means a number of Registrable Securities equal to the lesser of (a) the total number of Registrable Securities, (b) one-third of the number of issued and outstanding shares of Common Stock that are held by non-affiliates of the Company on the day immediately prior to the filing date of the Initial Registration Statement and (c) such lesser amount of Registrable Securities as may be required by SEC Guidance.

     “Losses” shall have the meaning set forth in Section 5(a).

     “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     “Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

     “Registrable Securities” means (a) the Conversion Shares, Earn-Out Shares or other securities issued or issuable to each Investor or its transferee or designee (i) upon conversion of the Notes or upon any dividend or distribution with respect to, any exchange for or any replacement of such Notes, Conversion Shares or Earn-Out Shares or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such dividend, distribution, exchange or replacement, (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing and (c) any other security issued as a dividend or other distribution with respect to, in exchange for, in replacement or redemption of or in reduction of the liquidation value of any of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any volume limitations pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect.

     “Registration Statement” means the registration statements and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference in such registration statement.

     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 416” means Rule 416 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

     “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

     “Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

     “Rule 461” means Rule 461 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

     “Rule 501” means Rule 501 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

     “SEC Guidance” means (i) any written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

     “Securities Act” means the Securities Act of 1933, as amended.

     2. Termination; Registration. During the Filing Period, the Company shall prepare and file with the Commission an Initial Registration Statement for the resale of all or such maximum portion of the Registrable Securities as permitted by SEC Guidance (provided that the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29) that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (as promulgated under the Securities Act) (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith). The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act not later than the Effectiveness Date (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not be subject to further review) and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the first anniversary date of the effectiveness of such Registration Statement (the “Effectiveness Period”). For purposes of the obligations of the Company under this Agreement, no Registration Statement shall be considered “effective” with respect to any Registrable Securities unless such Registration Statement lists the Holders of such Registrable Securities as “Selling Stockholders” and includes such other information as is required to be disclosed with respect to such Holders to permit them to sell their Registrable Securities pursuant to such Registration Statement, unless any such Holder is not included as a “Selling Stockholder” pursuant to Section 3(m). Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Notwithstanding the foregoing or any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities or unless otherwise required by SEC Guidance, the number of Registrable Securities to be registered on such Registration Statement shall be reduced on a pro rata basis based on the total number of unregistered Registrable Securities held by the Holders, to the extent permitted by SEC Guidance; provided, however, that, prior to any reduction in the number of Registrable Securities included in a Registration Statement as set forth in this sentence, the number of shares of Common Stock that are not Registrable Securities and which shall have been included on such Registration Statement shall be reduced by up to 100%, if such reduction will permit the registration of additional Registrable Securities.

     3. Registration Procedures.

     In connection with the Company’s registration obligations hereunder, the Company shall:

     (a) Prepare and file with the Commission during the Filing Period, a Registration Statement on Form S-3 (as promulgated under the Securities Act) (or if such form is not available to the Company on another form appropriate for such registration in accordance herewith) (which shall include a Plan of Distribution substantially in the form of Exhibit A attached hereto), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders or their counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) shall be subject to the review of the Holders or their counsel, and (ii) at the request of any Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or their counsel shall reasonably object within three (3) Business Days after their receipt thereof. In the event of any such objection, the Holders shall provide the Company with any requested revisions to such prospectus or supplement within two (2) Business Days of such objection.

     (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to the extent any Registrable Securities are not included in such Registration Statement for reasons other than the failure of the Holder to comply with Section 3(m), shall prepare and file with the Commission such amendments to the Registration Statement or such additional Registration Statements as are appropriate in order to register for resale under the Securities Act all Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably practicable provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement, but not, without the prior written consent of the Holders, any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

     (c) Notify Holders of Registrable Securities to be sold as promptly as reasonably practicable (i) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (ii) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (iii) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, and after the effectiveness thereof: (A) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (B) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (D) if the financial statements included in the Registration Statement become ineligible for inclusion therein or of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limitation to any remedies to which the Holders may be entitled under this Agreement, if any of the events described in Section 3(c)(iii) occur, the Company shall use its reasonable best efforts to respond to and correct the event.

     (d) Use its reasonable best efforts to avoid the issuance of or, if issued, use reasonable best efforts to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable time.

     (e) If requested by any Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

     (f) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

     (g) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

     (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request at least two (2) Business Days prior to any sale of Registrable Securities.

     (j) Following the occurrence of any event contemplated by Section 3(c)(iii)(D), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (k) Cause all Registrable Securities relating to such Registration Statement to be listed on any United States securities exchange, quotation system, market or over-the-counter bulletin board on which similar securities issued by the Company are then listed.

     (l) Comply in all material respects with all applicable rules and regulations of the Commission with respect to the Registration Statement.

     (m) Request each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law or the Commission to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

     If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

     Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii) or 3(n), such Holder shall forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     (n) If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may (i) postpone or suspend filing or effectiveness of a registration statement or (ii) notify the Holders that the Registration Statement may not be used in connection with any sales of the Company’s securities, in each case, for a period not to exceed 30 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(n) for more than 60 days in the aggregate during any 12 month period.

     4. Registration Expenses.

     All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange, quotation system, market or over-the-counter bulletin board on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission and (C) in compliance with state securities or “Blue Sky” laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing or photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company so desires such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including, in the case of an underwritten offering, the expenses of any “comfort letters” or costs associated with the delivery by independent public accountants of a “comfort letter” or “comfort letters”) and legal counsel. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Holders of at least a majority of the Registrable Securities to act as counsel for the Holders in connection with the Registration Statements filed pursuant hereto or any piggyback registrations under Section 7(e); provided, that the Company’s reimbursement obligation for such reasonable fees and disbursements shall not exceed $5,000 in the aggregate. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions with respect to any Registrable Securities sold by it.

     5. Indemnification.

     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (y) such Holder’s proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing); or (ii) in the case of an occurrence of an event of the type described in Section 3(c)(iii) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m); provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) to this Agreement) and shall survive the transfer of the Registrable Securities by the Holders.

     (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or in any amendment or supplement thereto, or to the extent that such information relates to (x) such Holder and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto or (y) such Holder’s proposed method of distribution of Registrable Securities as set forth in Exhibit A (or as such Holder otherwise informs the Company in writing), (ii) in the case of an occurrence of an event of the type described in Section 3(c)(iii) or 3(n), the use by a Holder of an outdated or defective Prospectus after the delivery to the Holder of written notice from the Company that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 3(m) or (iii) such Holder’s failure, through no fault of the Company, to deliver any document prepared by the Company in accordance with Section 3(j) and delivered to such Holder at least one (1) Business Day prior to the date such Holder executed an agreement for the sale of Registrable Securities; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

     (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not impose any monetary or other obligation or restriction on the Indemnified Party.

     All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be required to contribute under this Section 5(d) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. The indemnity and contribution agreements herein are in addition to and not in diminution or limitation of any indemnification provisions under the Purchase Agreement.

     6. Rule 144.

     As long as any Holder owns Conversion Shares or Earn-Out Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns Conversion Shares or Earn-Out Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it shall prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c)(2) annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Conversion Shares or Earn-Out Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     7. Miscellaneous.

     (a) Termination. This Agreement shall terminate and be of no further force and effect if the Merger Agreement is terminated prior to the closing of the Merger.

     (b) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (c) Entire Agreement; No Inconsistent Agreements. This Agreement, including any Schedules and Exhibits hereto, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof and supersedes all prior writings and agreements relating to the subject matter hereof. Neither the Company nor any of its subsidiaries is a party to an agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

     (d) Notice of Effectiveness. Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission.

     (e) Piggy-Back Registrations. If at any time after the closing of the Merger when there is not an effective Registration Statement covering all of the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder written notice of such determination and, if within seven (7) Business Days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company shall cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, provided that, if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(e) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement and, based on such determination, recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other Persons (other than the Company).

     (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service such as Federal Express or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each Holder at its address set forth under its name on Schedule 1 attached hereto, or with respect to the Company, addressed to:

Unify Corporation
1420 Rocky Ridge Drive, Suite 380
Roseville, California 95661
Attention: Todd Wille, Chief Executive Officer

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Copies of notices to the Company shall be sent to:

K&L Gates LLP
70 West Madison, Suite 3100
Chicago, Illinois 60602
Attention: Jude M. Sullivan, Esq.

Copies of notices to any Holder shall be sent to the addresses, if any, listed on Schedule 1 attached hereto.

     (h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns; provided, that the Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder; and provided, further, that each Holder may assign any or all of its rights under this Agreement to any Person to whom it transfers Notes, Conversion Shares or Earn-Out Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Notes, Conversion Shares or Earn-Out Shares, by the provisions hereof that apply to the Investors.

     (i) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any transferee of such Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section 7(i), the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders’ (and to subsequent) successors and assigns.

     The Company may require, as a condition of allowing such assignment in connection with a transfer of Registrable Securities (i) that the Holder or transferee of all or a portion of the Registrable Securities furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a).

     (j) Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic means or facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

     (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof.

     (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (n) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (o) Registrable Securities Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities or status as an officer or director of the Company) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (p) Obligations of Investors. The Company acknowledges that the obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to enter into to this Agreement has been made by such Investor independently of any other Investor. The Company further acknowledges that nothing contained in this Agreement, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

     Each Investor has been represented by its own separate legal counsel in their review and negotiation of this Agreement and with respect to the transactions contemplated hereby. The Company acknowledges that such procedure with respect to this Agreement in no way creates a presumption that the Investors are in any way acting in concert or as a group with respect to this Agreement or the transactions contemplated hereby or thereby.

[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

COMPANY:

UNIFY CORPORATION

By:
Name: Todd E. Wille
Title: CEO

INVESTORS:
Print Exact Name:

By:
Name:
Title:

[June 2009 Investor Rights Agreement Signature Page]

EXHIBIT A
PLAN OF DISTRIBUTION

     We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest, directly to purchasers or to or through underwriters, broker-dealers or through agents. Sales may be made from time to time on the ________________, any other exchange or market upon which our shares may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

-

a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

-	purchases by a broker-dealer as principal and resale by such broker-dealer, including resales for its account, pursuant to this prospectus;

-	ordinary brokerage transactions and transactions in which the broker solicits purchases;

-	through options, swaps or derivatives;

-	in privately negotiated transactions;

-	in making short sales or in transactions to cover short sales; and

-	put or call option transactions relating to the shares.

     The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

     The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).

     The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

     We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934 may apply to their sales in the market.

     Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

     Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

-	the name of each such selling security holder and of the participating broker-dealer(s);

-	the number of shares involved;

-	the initial price at which the shares were sold;

-	the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

-	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

-	other facts material to the transactions.

     In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

     We are paying all expenses and fees customarily paid by the issuer in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.